Common shares	12 Months Ended
Dec. 31, 2011
Common shares
Common shares

16. Common shares

        On November 5, 2011, we issued 31,500,215 common shares as part of the consideration paid in the acquisition of the Partnership. See Note 3 for further details.

        On October 19, 2011, we closed a public offering of 12,650,000 of our common shares, which included 1,650,000 common shares issued pursuant to the exercise in full of the underwriters' over-allotment option, at a purchase price of $13.00 per common share sold in U.S. dollars and Cdn$13.26 per common share sold in Canadian dollars, for net proceeds of $155.4 million. We used the net proceeds from the offering to fund a portion of the cash portion of our acquisition of the Partnership.

        On October 20, 2010, we completed a public offering of 6,029,000 common shares, including 784,000 common shares issued pursuant to the exercise in full of the underwriters' over-allotment option, at a price of $13.35 per common share. We received net proceeds from the common share offering, after deducting the underwriters' discounts and expenses, of approximately $75.3 million.